UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 12, 2020

Lightstone Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-200464	47-1796830
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2019, Lightstone Real Estate Income Trust Inc. (the “Company”), through its wholly owned subsidiary, REIT IV Cove LLC (“REIT IV Cove”), REIT III COVE LLC (“REIT III Cove”), a subsidiary of the operating partnership of Lightstone Value Plus Real Estate Investment Trust III, Inc., a real estate investment trust also sponsored by the Company’s sponsor and a related party, LSG Cove LLC (“LSG Cove”), an affiliate of the Lightstone Group, LLC, the Company’s sponsor and a related party, (collectively, the “Redeemers”), Maximus Cove Investor LLC (“Maximus”), an unrelated third party, and RP Maximus Cove, LLC (the “Cove Joint Venture”), entered into a redemption agreement (the “Redemption Agreement”), pursuant to which the Cove Joint Venture would redeem the membership interests of the Redeemers for an aggregate redemption price of approximately $87.0 million.

Prior to redemption of any of the Redeemers’ membership interests, REIT IV Cove, REIT III Cove, LSG Cove and Maximus owned 22.5%, 22.5%, 45.0% and 10.0%, respectively, of the Cove Joint Venture. The Cove Joint Venture owns and operates The Cove at Tiburon, a 281-unit, luxury waterfront multifamily rental property located in Tiburon, California.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 12, 2020, the Cove Joint Venture completed the redemption of the Redeemers’ membership interests in the Cove Joint Venture pursuant to the terms of the Redemption Agreement for an aggregate redemption price of approximately $87.0 million. In connection with the redemption of its 22.5% membership interest in the Cove Joint Venture, the Company received proceeds of approximately $21.8 million.

Item 9.01	Financial Statements and Exhibits

(a) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is furnished herewith and incorporated herein by reference.

Lightstone Real Estate Income Trust, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018

Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE REAL ESTATE INCOME TRUST, INC.

Date: February 19, 2020	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Treasurer

LIGHTSTONE REAL ESTATE INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On December 17, 2019, Lightstone Real Estate Income Trust Inc. (the “Company”), through its wholly owned subsidiary, REIT IV Cove LLC (“REIT IV Cove”), REIT III COVE LLC (“REIT III Cove”), a subsidiary of the operating partnership of Lightstone Value Plus Real Estate Investment Trust III, Inc., a real estate investment trust also sponsored by the Company’s sponsor and a related party, LSG Cove LLC (“LSG Cove”), an affiliate of the Lightstone Group, LLC, the Company’s sponsor and a related party, (collectively, the “Redeemers”), Maximus Cove Investor LLC (“Maximus”), an unrelated third party, and RP Maximus Cove, LLC (the “Cove Joint Venture”), entered into a redemption agreement (the “Redemption Agreement”), pursuant to which the Cove Joint Venture would redeem the membership interests of the Redeemers for an aggregate redemption price of approximately $87.0 million.

Prior to the redemption of any of the Redeemers’ membership interests, REIT IV Cove, REIT III Cove, LSG Cove and Maximus owned 22.5%, 22.5%, 45.0% and 10.0%, respectively, of the Cove Joint Venture. The Cove Joint Venture owns and operates The Cove at Tiburon, a 281-unit, luxury waterfront multifamily rental property located in Tiburon, California.

On February 12, 2020, the Cove Joint Venture completed the redemption of the Redeemers’ membership interests in the Cove Joint Venture pursuant to the terms of the Redemption Agreement for an aggregate redemption price of approximately $87.0 million. In connection with the redemption of its 22.5% membership interest in the Cove Joint Venture, the Company received approximately $21.8 million.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 is based on the Company’s historical consolidated balances as of September 30, 2019 that reflects the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture as if it had occurred on September 30, 2019.  The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 are presented as if the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture had been completed as of January 1, 2018.

The pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements and notes thereto as filed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the United States Securities and Exchange Commission (the “SEC”) on March 25, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on November 12, 2019.

The pro forma condensed consolidated balance sheet and statement of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on September 30, 2019 or January 1, 2018, nor does it purport to represent our future operations.  In addition, the unaudited condensed consolidated pro forma financial information is based upon available information and upon assumptions and estimates, some of which are set forth in the notes to the unaudited pro forma condensed consolidated financial statements, which we believe are reasonable under the circumstances.

LIGHTSTONE REAL ESTATE INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2019

(Amounts in thousands)

	Lightstone Real Estate Income Trust Inc. and Subsidiaries	Pro Forma Adjustments		Pro Forma
ASSETS
Construction in progress	$33,030	$-		$33,030
Investment in unconsolidated affiliated real estate entity	28,343	(14,931)	(a)	13,412
Cash and cash equivalents	14,098	21,758	(a)	35,856
Other assets	6,203	-		6,203

Total assets	$81,674	$6,827		$88,501

LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage payable, net	$15,527	$-		$15,527
Subordinated advances - related party	1,143	-		1,143
Other liabilities	13,218	-		13,218

Total liabilities	29,888	-		29,888

Stockholders' Equity:	51,786	6,827	(a)	58,613

Total liabilities and Stockholders' Equity	$81,674	$6,827		$88,501

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE REAL ESTATE INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(Amounts in thousands, except per share data)

	Lightstone Real Estate Income Trust, Inc. And Subsidiaries	Pro Forma Adjustments		Pro Forma

(Loss)/income:
Investment income	$2,144	$-		$2,144
Loss from investment in unconsolidated affiliated real estate entity	(3,112)	2,181	(b)	(931)
Total (loss)/income	(968)	2,181		1,213

Expenses	1,106	(490)	(c)	616

Net (loss)/income	$(2,074)	$2,671		$597

Net (loss)/income per common share, basic and diluted	$(0.24)	$-		$0.07

Weighted average number of common shares outstanding, basic and diluted	8,623	-		8,623

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE REAL ESTATE INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(Amounts in thousands, except per share data)

	Lightstone Real Estate Income Trust, Inc. And Subsidiaries	Pro Forma Adjustments		Pro Forma

Income:
Investment income	$4,509	$-		$4,509
Loss from investment in unconsolidated affiliated real estate entity	(3,304)	2,746	(b)	(558)
Total income/(loss)	1,205	2,746		3,951

Expenses	1,393	(627)	(c)	766

Net (loss)/income	$(188)	$3,373		$3,185

Net (loss)/income per common share, basic and diluted	$(0.02)	$-		$0.36

Weighted average number of common shares outstanding, basic and diluted	8,751	-		8,751

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE REAL ESTATE INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 (Dollars in thousands unless otherwise indicated)

1.	Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated financial statements of Lightstone Real Estate Income Trust Inc. (the “Company”) have been prepared based on the historical consolidated balance sheet of the Company as of September 30, 2019 and the historical consolidated statement of operations of the Company for the nine months ended September 30, 2019 and for the for the year ended December 31, 2018.

The Company employs accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company have been made.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that reflect the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

2.	Pro Forma Assumptions

Pro forma adjustments:

The accompanying condensed consolidated unaudited pro forma financial statements have been prepared as if the Cove Joint Ventures’ redemption of the Company’s 22.5% membership interest in the Cove Joint Venture was completed on September 30, 2019 for balance sheet purposes and January 1, 2018 for statement of operations purposes and reflect the following pro forma adjustments:

(a)	To reflect the redemption price for the Company’s 22.5% membership interest in the Cove Joint Venture of approximately $21.8, million, exclusive of closing and other transaction costs.

(b)	To reflect the elimination of asset management fees related to the Company’s 22.5% membership interest in the Cove Joint Venture. The Company’s advisor receives an annual asset management fee of 1.0% of the cost of the Company’s assets.

(c)	To reflects the elimination of the loss from investments in unconsolidated affiliated real estate entities resulting from the Company’s 22.5% membership interest in the Cove Joint Venture.

3.	Unaudited Pro Forma Earnings Per Share Data

The Company had no potentially dilutive securities outstanding during the periods presented. Accordingly, pro forma earnings per share is calculated by dividing net income attributable to the Company’s common shareholders by the weighted-average number of shares of common stock outstanding during the applicable period.